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                                                                    EXHIBIT 21.1

                                  SUBSIDIARIES

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
                                                              JURISDICTION OF
                         SUBSIDIARY                            INCORPORATION
                         ----------                           ---------------
Diamond Offshore Company....................................  Delaware
Diamond Offshore (USA) Inc..................................  Delaware
Diamond Offshore International Corporation..................  Delaware
Diamond Offshore Enterprises, Inc...........................  Delaware
Diamond Offshore Limited....................................  England
Diamond Offshore Drilling (UK) Limited......................  England
Diamond Offshore Development Company........................  Delaware
Diamond Offshore Finance Company............................  Delaware
Diamond Offshore Management Company.........................  Delaware
Diamond Offshore Turnkey Services, Inc......................  Delaware
Diamond Offshore General Company............................  Delaware
Diamond M Onshore, Inc......................................  Delaware
Diamond Offshore Guardian Company...........................  Delaware
Diamond Offshore Alaska, Inc................................  Delaware
Diamond Offshore Atlantic, Inc..............................  Delaware
Diamond Offshore (Mexico) Company...........................  Delaware
Diamond Offshore Drilling Services, Inc.....................  Delaware
Cumberland Maritime Corporation.............................  Delaware
Brasdril-Sociedade De Perfuracoes Ltda......................  Brazil
Ensenada Internacional, S.A.................................  Panama
Diamond Offshore Exploration (Bermuda) Limited..............  Delaware
Arethusa Off-Shore Company..................................  Delaware
Concord Drilling Limited....................................  Delaware
Lexington Drilling Limited..................................  Delaware
Saratoga Drilling Limited...................................  Delaware
Yorktown Drilling Limited...................................  Delaware
Scotian Drilling Limited....................................  Delaware
Heritage Drilling Limited...................................  Delaware
  (In Texas, d/b/a Diamond Offshore Heritage Drilling
     Limited)
Sovereign Drilling Limited..................................  Delaware
Bonito Drilling Limited.....................................  Delaware
Neptune Drilling Limited....................................  Delaware
Whittington Drilling Limited................................  Delaware
Yatzy Drilling Limited......................................  Delaware
Winner Drilling Limited.....................................  Delaware
Arethusa Finance (USA) Inc..................................  Delaware
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